UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2007

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 25, 2007, the Board of Directors (the “Board”) of Cheniere Energy, Inc. (the “Company”) approved the recommendation of the Compensation Committee to compensate each non-employee director of the Company $160,000 for services for the period from the current year’s Annual Meeting of Stockholders (May 25, 2007) until the next year’s Annual Meeting of Stockholders (the “Annual Period”). Additional compensation of $20,000 for the Annual Period was approved for the chairman of the Audit Committee, the chairman of the Compensation Committee and the Lead Director. Additional compensation of $10,000 for the Annual Period was approved for the chairman of the Governance and Nominating Committee. Compensation will be made, at the election of the director, either 100% in shares of the Company’s restricted stock or 50% in cash and 50% in shares of restricted stock. If a director elects to receive 50% of his or her compensation in cash, such cash payments will be made quarterly as of the 15th day of August, November, February and May, beginning on August 15, 2007. Payment in the form of restricted stock will be made May 29, 2007 (the “Date of Grant”), and the number of shares granted will be determined by the closing price of the Company’s common stock as reported on the American Stock Exchange (“AMEX”) on the Date of Grant. Vesting of the restricted stock will occur in full on the first anniversary of the Date of Grant. A summary of the compensation to be paid to non-employee directors is attached hereto as Exhibit 10.1. The form of Restricted Stock Agreement for Non-Employee Directors is attached hereto as Exhibit 10.2.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Principal Accounting Officer On June 1, 2007, Craig K. Townsend, the Company’s Vice President and Chief Accounting Officer, began a leave of absence. During Mr. Townsend’s leave of absence, Don A. Turkleson, Senior Vice President and Chief Financial Officer of the Company, will assume the responsibilities of the principal accounting officer. Information regarding Mr. Turkleson’s business experience and any arrangements with the Company are reported in the Company’s 2007 Proxy Statement.

2007 Incentive Compensation Plan As previously reported in April 2007, on March 30, 2007, the Section 162(m) Subcommittee (the “Subcommittee”) of the Compensation Committee of the Board established the 2007 performance goals, performance period and the maximum pay-outs for certain of the Company’s executive officers under the 2007 Performance Bonus Plan (“2007 Plan Participants”) upon achievement of the 2007 performance goals. On May 25, 2007, the Subcommittee approved the form of 2007 Phantom Stock Grant and the number of shares of phantom stock (“Phantom Stock”) to be issued to the 2007 Plan Participants, which are set forth below. The Phantom Stock will be payable in equal shares of the Company’s common stock if the stock price hurdle of $33.57, which represents a 15% increase to the average closing price of the Company’s common stock during the last 20 trading days of 2006 (the “2007 Stock Price Hurdle”), is met for the period January 1, 2007 through December 31, 2007 (the “2007 Performance Period”). Achievement of the 2007 Stock Price Hurdle will be calculated based on the average closing price of the Company’s common stock as reported on the AMEX for the last 20 trading days of the 2007 Performance Period. If the 2007 Stock Price Hurdle is not met at the end of the 2007 Performance Period, the Phantom Stock will still be payable in the event the 2007 Stock Price Hurdle is achieved during the last 20 trading days of 2008, 2009 or 2010. At the Subcommittee’s sole discretion, a 2007 Plan Participant may receive cash in lieu of Company common stock for all or a portion of the Phantom Stock. A 2007 Plan Participant will only become entitled to a payment if such Participant is employed by the Company or a subsidiary on the date of the Subcommittee’s certification that the 2007 Stock Price Hurdle has been achieved, or earlier, on the date of a change of control. Such Participants will be paid within 10 business days following such certification of (or change of control). In the event of a change of control as defined in the Company’s Amended and Restated 2003 Stock Incentive Plan, as amended (the “2003 Plan”), Phantom Stock will be payable if, as applicable, (i) the consideration to be paid to stockholders for each share of the Company’s common stock in connection with such change of control is equal to or exceeds $33.57 or (ii) the closing price of the Company’s common stock as reported on the AMEX on the effective date of such change of control is equal to or exceeds $33.57. If a 2007 Plan Participant’s employment with the Company is terminated for any reason, any Phantom Stock that is not payable on the date of such termination will be automatically forfeited to the Company. A summary of the 2007 Incentive Compensation Plan is described in the Summary Terms for the Cheniere Energy, Inc. Incentive Compensation Plan for Executive Committee Members and Other Key Employees (“Summary Terms”) attached hereto as Exhibit 10.3 and the form of 2007 Phantom Stock Grant is included as Schedule B to the Summary Terms.

PHANTOM STOCK GRANTS

2007 INCENTIVE COMPENSATION PLAN

Position	Number of Shares of Phantom Stock
Chief Executive Officer	100,000
Chief Operating Officer	66,000
Vice Chairman, Senior Vice President or Executive Director of subsidiary company serving on the Executive Committee	37,000
Other key employees	25,000

2008 – 2010 Incentive Compensation Plan On May 25, 2007, the Subcommittee also approved a 2008-2010 Incentive Compensation Plan for certain executive officers and other key employees (the “Incentive Plan Participants”) that includes both a cash pool and performance equity. In the event the Company’s earnings before taxes and depreciation (“EBTD”) for a fiscal year, taking into account any bonus accruals, is greater than 75% of the budget approved by the Board for the applicable fiscal year (the “EBTD Hurdle”), the Subcommittee, in its sole discretion, may fund a cash pool, in an amount of 3% of EBTD for the applicable year and allocate payments to the Incentive Plan Participants. No later than 90 days after the beginning of each plan year the Subcommittee will approve the allocation of payments to the Incentive Plan Participants following the end of the applicable performance period. The Subcommittee retains the discretion to decrease, but not increase, the amount payable to any Incentive Plan Participant following the end of the plan year, provided that no amounts may be reallocated to other Incentive Plan Participants. An Incentive Plan Participant will only become entitled to a payment hereunder if such Participant is employed by the Company or a subsidiary on the date of the Subcommittee’s certification that the EBTD Hurdle has been achieved. Such Participants will be paid within 10 business days following such certification.

The Subcommittee also established at the May 25, 2007 meeting the 2008, 2009 and 2010 performance periods, stock price hurdles for each of the performance periods and the number of shares of Phantom Stock to be granted to individual Incentive Plan Participants for the three-year period as set forth below. The performance period for 2008 is January 1, 2008 through December 31, 2008 (the “2008 Performance Period”), for 2009 is January 1, 2009 through December 31, 2009 (the “2009 Performance Period”) and for 2010 is January 1, 2010 through December 31, 2010 (the “2010 Performance Period”). The stock price hurdle is $42.00 for the 2008 Performance Period, $50.00 for the 2009 Performance Period and $60.00 for the 2010 Performance Period (each, a “Stock Price Hurdle”). One-third of the Phantom Stock will be paid out in equal shares of common stock of the Company upon achievement of the Stock Price Hurdle. Achievement of the Stock Price Hurdle will be calculated based on the average closing price of the Company’s common stock as reported on the AMEX for the last 20 trading days of the respective Performance Period. Any shares of Phantom Stock not payable for an applicable Performance Period may be payable following any future Performance Period provided the Stock Price Hurdle applicable to such future Performance Period is achieved. Notwithstanding the foregoing, no shares of Phantom Stock will be payable for a Stock Price Hurdle achieved after the end of the 2010 Performance Period. At the Subcommittee’s sole discretion, an Incentive Plan Participant may receive cash in lieu of Company common stock for all or a portion of the Phantom Stock. An Incentive Plan Participant will only become entitled to a payment hereunder if such Participant is employed by the Company or a subsidiary on the date of the Subcommittee’s certification that the applicable Stock Price Hurdle has been achieved, or earlier, on the date of a change of control. Such Participants will be paid within 10 business days following such certification of Achievement of Stock Price Hurdle (or change of control). In the event of a change of control as defined in the 2003 Plan, Phantom Stock will be payable if, as applicable, (i) the consideration to be paid to stockholders for each share of the Company’s common stock in connection with such change of control is equal to or exceeds the applicable Stock Price Hurdle or (ii) the closing price of the Company’s common stock as reported on the AMEX on the effective date of such change of control is equal to or exceeds the applicable Stock Price Hurdle. If an Incentive Plan Participant’s employment with the Company is terminated for any reason, any Phantom Stock that is not payable on the date of such termination will be automatically forfeited to the Company. A summary of the 2008 – 2010 Incentive Compensation Plan is described in the Summary Terms attached hereto as Exhibit 10.3. The form of 2008-2010 Phantom Stock Grant is attached as Schedule D to the Summary Terms.

PHANTOM STOCK GRANTS

2008-2010 INCENTIVE COMPENSATION PLAN

Position	Aggregate Number of Shares of Phantom Stock
Chief Executive Officer	300,000
Chief Operating Officer	198,000
Vice Chairman, Senior Vice President or Executive Director of subsidiary company serving on the Executive Committee	111,000
Other key employees	75,000

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits (filed herewith)

Exhibit Number	Description
10.1	Summary of Compensation to Non-Employee Directors

10.2	Form of Restricted Stock Agreement for Non-Employee Directors

10.3	Summary of Terms for Cheniere Energy, Inc. Incentive Compensation Plan for Executive Committee Members and Other Key Employees

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: June 1, 2007	By:	/s/ Don A. Turkleson
	Name:	Don A. Turkleson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Summary of Compensation to Non-Employee Directors*

10.2	Form of Restricted Stock Agreement for Non-Employee Directors*

10.3	Summary of Terms for Cheniere Energy, Inc. Incentive Compensation Plan for Executive Committee and Other Key Employees*

*	Filed Herewith